INVOICE

The Teardroppers

Phone: 909-248-4004
admin@theteardroppers.com
www.TheTeardroppers.com
-David Suzuki and Alex Koziol

Invoice number	0048
Invoice date	7/23/2014
Payment terms	Due on receipt
Due date	7/23/2014

Bill To
smoskowitz@san.rr.com
Teardroppers, Inc.
Kevin O'Connell
Managing Member

Ship To
Teardroppers Inc.
Kevin O'Connell

Bill To
smoskowitz@san.rr.com
Teardroppers, Inc.
Kevin O'Connell
Managing Member

Ship To
Teardroppers Inc.
Kevin O'Connell

Description	Quantity	Unit price	Amount
5ft by 8ft Aluminum Skinned Teardrop Trailer - Teardrop Trailer Specification: -5ft wide by 8ft wide Teardrop Trailer, Buyer to select color from provided list. -12 Volt/ 110 Volt Electrical System -12 Volt Electrical Ventilation Fan - Two Tinted Exterior Doors with Screen Windows -1,500 lb. Axle - Marine Grade Exterior Speakers - Stereo System -Custom RGB Led Exterior and Interior Lighting (Capable of 44 different colors) -Two Burner Propane Stove	1	$5,000.00	$5,000.00
		Subtotal	**$5,000.00**
		Total	**$5,000.00 USD**

Terms and conditions
-$5,000 for the completed 5ft by 8ft Aluminum Teardrop Trailer with a $4,000 deposit and $1,000 due upon delivery to Orange County. Payment can be made via PayPal or bank transfer.
-13 week lead time based on receipt of $4,000 deposit, to begin no earlier than July 30, 2014.
-Color palette for aluminum skin available at http://issuu.com/alicebuchman/docs/alumetcolorchart?e=4346103/2602370#222222.